SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

         --------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                December 30, 2002

                            Rexhall Industries, Inc.
               (Exact name of registrant as specified in charter)

California                         0-10067                    95-4135907
(State or other                  (Commission               (IRS Employer
jurisdiction of                 File Number)             Identification No.)
incorporation)

46147 7th Street West, Lancaster California     93534
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(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:           (661) 726-0565
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Item 1.  Changes in Control of Registrant.
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                  Not applicable.

Item 2.  Acquisition or Disposition of Assets.
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                  None.

Item 3.  Bankruptcy or Receivership.
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                  Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant.
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          (a)  (i) On December 30, 2002, the Audit Committee of Rexhall
               Industries, Inc. (the "Company") dismissed the firm of KPMG LLP ("KPMG") as the Company's independent auditors.

          (ii) KPMG's report on the Company's financial statements for the years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) Except as described below, during the years ended December 31, 2000 and December 31, 2001 and the subsequent interim periods preceding the date of dismissal, there were no disagreements (as defined in Item 304(a) (1) (iv) of Securities and Exchange Commission Regulation S-K).

          During the subsequent interim periods preceding the date of dismissal, the Company concluded that an incorrect number was recorded for its raw material inventory during the first quarter of 2002, and it would need to restate the financial information in its Form
          10-Q for the first quarter. Initially, the Company and KPMG disagreed on the scope and timing of the independent investigation related to this error, which commenced in August of 2002. Ultimately, this disagreement was resolved with both the second quarter and restated first quarter 10-Q's being filed after the independent investigation was completed in late
          September, which identified no further changes were needed to the first quarter's financial statements other than what had been originally identified by management.

          (iv) Except as described below, during the years ended December 31, 2000 and December 31, 2001 and the subsequent interim periods preceding the date of dismissal, there were no reportable events (as defined in Item 304(a) (1) (v) of Securities and Exchange Commission Regulation S-K).

          During the subsequent interim periods preceding the date of dismissal, KPMG proposed a significant increase in audit scope for the yearend audit of 2002. KPMG also proposed a more significant


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          increase in the billing rates it had used in the past for the
          Company, which led to the Company's Audit Committee to solicit bids for the upcoming 2002 yearend audit.

     The Company will file a Form 8-K/A containing a letter from KPMG to the Securities and Exchange Commission indicating their agreement with the statements made by the Company in this Form 8-K attached as an exhibit.

     The decision to dismiss KPMG was recommended by the Audit Committee and unanimously approved by the Company's Board of Directors.

Item 5.  Other Events.
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                  Not applicable.

Item 6.  Resignations of Registrant's Directors.
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                  Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  The following exhibit is filed herewith:

     Exhibit 16(a) Letter, dated January __, 2003, from KPMG LLP to the Securities and Exchange Commission (to be filed by amendment)

Item 8. Change in Fiscal Year
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                  Not applicable.

Item 9. Regulation FD Disclosure.
------  -------------------------

                  Not applicable.


                                    EXHIBITS

                                      None.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 Rexhall Industries, Inc.
                                                 ------------------------
                                                     (Registrant)

Date: January 7, 2003
                                      By:______________________________________
                                         J. Michael Bourne, EVP, COO & CFO


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